COMMITMENTS	12 Months Ended
Dec. 31, 2024
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS
NOTE 6:- COMMITMENTS:

a.
On August 1, 2023, the Company entered into a one-year lease agreement for its principal offices in Tel Aviv, Israel, later extended to July 31, 2025. As of the reporting date, no further extension has been decided, and the Company is exploring alternatives. In accordance with its accounting policy, the Company recognized ROU assets and lease liabilities. Monthly rent is $5, linked to the CPI. In 2024, lease expenses totaled $66, with $33 in lease liability cash payments. The weighted average remaining lease term is 0.5 years, and the discount rate is 8.5%.

b.
On November 13, 2020, and December 3, 2020, the Company entered into a Master Clinical Research Organization Agreement (the “First Agreement”) and a Master Clinical Trial Agreement (the “Second Agreement”) with Lotus Clinical Research (“Lotus”) as the Company’s clinical research organization.

According to the agreements Lotus served as the clinical research organization for the Company’s planned Phase 3 trials of PRF-110, which began in March 2023 and completed in June 2024. During the trials, the Company and the CRO negotiated and signed the updated terms of the agreements and mutually agreed to update the total milestone completion payment to $5.9 million and to update the payment for the actual number of evaluable subjects to $10.2 million, for a total of $16.1 million.

As of December 31, 2024, the Company accounted all the prepaid clinical trial to expenses and recognized expenses of $9.3 million and $4.1 million as clinical trials expenses in 2024 and 2023, respectively.